UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                 Arrangements of Certain Officers.
Entry into Executive Transition Agreement with Robert F. Orlich
     In connection with the contemplated retirement on December 31, 2011, of Robert F. Orlich from the position of Chief Executive Officer of Transatlantic Holdings, Inc., a Delaware corporation (“Transatlantic”), on November 20, 2011, Transatlantic entered into an Executive Transition Agreement with Robert F. Orlich providing for certain benefits upon Mr. Orlich’s retirement (the “Transition Agreement”), as well as a Release and Restrictive Covenant Agreement (the “Release Agreement”).
     In general, the Transition Agreement provides that, upon his retirement, Mr. Orlich will become entitled to the compensation and benefits to which he would have been entitled had he terminated his employment for “good reason” under the compensation and benefits policies of Transatlantic, including the Transatlantic Holdings, Inc. Executive Severance Plan (the “Severance Plan,” as filed with the Securities and Exchange Commission as an exhibit to Transatlantic’s Current Report on Form 8-K on May 29, 2008). The Transition Agreement further provides for certain limited benefits not contemplated by the Severance Plan, including the use of office space and administrative support at Transatlantic’s facilities in Stamford, Connecticut and the provision of automobile lease payments through December 31, 2013. A copy of the Transition Agreement, including the Release Agreement, is attached hereto as Exhibit 10.1.
     The Release Agreement contains the same basic restrictive covenants that are contained in the Severance Plan. Pursuant to the Release Agreement, Mr. Orlich will forfeit the right to any future payments, and be obligated to return any payments already made, under the Transition Agreement or the Severance Plan upon violation of the covenants set forth in the Release Agreement.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Executive Transition Agreement with Robert F. Orlich.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

DATED: November 22, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Executive Transition Agreement with Robert F. Orlich.

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